(Loss) Earnings Per Share	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
(LOSS) EARNINGS PER SHARE
(LOSS) EARNINGS PER SHARE
In 2013, 2012 and 2011, basic and diluted (loss) earnings per share (EPS) were calculated as follows:

	2013		2012		2011
	Basic	Diluted	Basic	Diluted	Basic	Diluted
In millions, except per share amounts
EPS Numerator:
Net loss attributable to common stockholders	$(586.7)	$(586.7)	$(150.6)	$(150.6)	$(1,536.0)	$(1,536.0)
Adjustment of redeemable noncontrolling interest	(6.8)	(6.8)	(1.6)	(1.6)	—	—
Adjusted net losse to common stockholders	$(593.5)	$(593.5)	$(152.2)	$(152.2)	$(1,536.0)	$(1,536.0)

EPS Denominator:
Weighted-average shares outstanding	$241.7	$241.7	$230.9	$230.9	$229.9	$229.9
Stock options and restricted stock units	—	—	—	—	—	—
Common stock related to acquisitions	—	—	—	—	—	—
Total shares	241.7	241.7	230.9	230.9	229.9	229.9
Loss per share	$(2.46)	$(2.46)	$(0.66)	$(0.66)	$(6.68)	$(6.68)

For the year ended December 31, 2013 and 2012, the numerator of the EPS calculation included the amount recorded to adjust the redeemable noncontrolling interest balance to redemption value.  As a result of the Share Sale Agreement entered into with the noncontrolling interest holder (see Note 11), the numerator of the EPS calculation will be reduced by the noncontrolling interest holder’s share of any earnings of the subsidiary until we have repurchased all of the noncontrolling interest holder’s shares.

Weighted-average shares outstanding for the year ended December 31, 2013 includes the impact of the issuance of 34,500,000 shares of common stock on September 18, 2013 in the registered public offering (see Note 11).
In 2013, 2012 and 2011, all options and warrants to purchase our stock and restricted stock units were excluded from the calculation of diluted EPS because the effect was antidilutive due to the net loss incurred for the respective periods.